Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2021
Accounting Policies [Abstract]
Basis of Accounting, Policy [Policy Text Block]

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) and include the consolidated accounts of AvePoint, Inc. and its wholly owned subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

Reclassification, Comparability Adjustment [Policy Text Block]

Comparative Data

Certain amounts from prior periods which have been presented separately have been grouped to conform to the current period presentation, including:

•	The reclassification of prepaid rent to be included in prepaid expenses and other current assets on the consolidated balance sheets as of December 31, 2020;

•

The reclassification of accrued rent obligation to be included in accounts payable, accrued expenses and other liabilities on the consolidated statements of cash flows for the years ended December 31, 2020 and 2019;

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The reclassification of equity issuance costs to be offset from proceeds from issuance of common stock on the consolidated statements of mezzanine equity and stockholders' equity (deficiency) for the year ended December 31, 2020;

•

The reclassification of equity issuance costs to be offset from proceeds from issuance of Series C preferred stock on the consolidated statements of mezzanine equity and stockholders' equity (deficiency) for the year ended December 31, 2019;

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The reclassification of remeasurement of redemption value of Series B preferred stock to be offset from remeasurement of redemption value of Series C preferred stock and both included in the remeasurement of redemption value of convertible preferred stock on the consolidated statements of mezzanine equity and stockholders’ equity (deficiency) for the years ended December 31, 2020 and 2019; and

•	The reclassification of current portion of capital lease and deferred rent into others on the Note 7 — accrued expenses and other liabilities in the notes to consolidated financial statements as of December 31, 2020.

Business Combinations Policy [Policy Text Block]

Business Combination

The Business Combination was accounted for as a reverse recapitalization as Legacy AvePoint was determined to be the accounting acquirer under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations. This determination was primarily based on Legacy AvePoint comprising the ongoing operations of the combined entity, Legacy AvePoint’s senior management comprising the majority of the senior management of the combined company and the prior shareholders of Legacy AvePoint having a majority of the voting power of the combined entity. In connection with the Business Combination, the outstanding shares of Legacy AvePoint's preferred stock were redeemed for cash and shares of AvePoint’s Common Stock and the outstanding shares of Legacy AvePoint's common stock were converted into AvePoint's Common Stock, representing a recapitalization, and the net assets of the Company were acquired at historical cost, with no goodwill or intangible assets recorded. Operations and assets and liabilities of the Company prior to the Business Combination in these financial statements are those of Legacy AvePoint. As a result, these financial statements represent the continuation of Legacy AvePoint and the historical shareholders’ deficiency. Common stock, preferred stock and loss per share of Legacy AvePoint prior to the Business Combination have been retrospectively adjusted for the Business Combination using an exchange ratio of 8.69144. Options to purchase common stock of Legacy AvePoint were converted into options to purchase common stock of AvePoint, Inc. using an exchange ratio of 8.6914. The options, as converted, continue to be governed by Legacy AvePoint's existing stock option plan. The accumulated deficit of Legacy AvePoint has been carried forward after the Business Combination. Refer to "Note 3 — Business Combination" for additional information. All per share information in the consolidated balance sheets, consolidated statements of operations, consolidated statements of mezzanine equity and stockholders' equity (deficiency) and the notes to consolidated financial statements have been retroactively adjusted using an exchange ratio of 8.69144 per share.

Use of Estimates, Policy [Policy Text Block]

Use of Estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in our consolidated financial statements and accompanying notes. We base our estimates and assumptions on historical experience and on various other assumptions that we believe are reasonable under the circumstances. The amounts of assets and liabilities reported in our consolidated balance sheets and the amounts of revenue and expenses reported for each of its periods presented are affected by estimates and assumptions, which are used for, but not limited to, the accounting for revenue recognition, allowance for doubtful accounts, deferred contract costs, income taxes and related reserves, stock-based compensation, and earn-out liabilities. Actual results and outcomes may differ from management’s estimates and assumptions due to risks and uncertainties, including uncertainty in the current economic environment due to the outbreak of COVID-19.

Foreign Currency Transactions and Translations Policy [Policy Text Block]

Foreign Currency

We have foreign operations where the functional currency has been determined to be the local currency, in accordance with FASB ASC 830, Foreign Currency Matters. Adjustments resulting from translating such foreign functional currency assets and liabilities into U.S. dollars, based on current exchange rates, are recorded as a separate component of stockholders’ deficiency under the caption, accumulated other comprehensive income. Revenue and expenses are translated using average rates prevailing during the period. Transaction gains and losses arising from exchange rate fluctuations on transactions denominated in a currency other than the functional currency are included in other income (expense), net in the Company’s consolidated statements of operations. Transaction losses totaled $0.9 million, $0.6 million and $0.7 million for the years ended December 31, 2021, 2020 and 2019 respectively.

Cash and Cash Equivalents, Policy [Policy Text Block]

Cash and Cash Equivalents

We maintain cash with several high credit-quality financial institutions. We consider all investments available with original maturities of three months or less to be cash equivalents and consist mainly of U.S. treasury bills and certificate of deposits. These investments are not subject to significant market risk. We maintain our cash and cash equivalents in bank accounts which, at times, exceed the federally insured limits. We have not experienced any losses in such accounts. We maintain cash balances used in operations at entities based in the People’s Republic of China, which imposes regulations that limit the ability to transfer cash out of the country. As of December 31, 2021 and December 31, 2020, our cash balances at these entities were $9.3 million and $6.8 million, respectively. For purposes of the consolidated statements of cash flows, cash includes all amounts in the consolidated balance sheets captioned cash and cash equivalents.

Investment, Policy [Policy Text Block]

Short-Term Investments

Short-term investments consist mainly certificate of deposits held by financial institutions which have an initial maturity of greater than three months but less than or equal to one year at period end.

Receivables, Trade and Other Accounts Receivable, Allowance for Doubtful Accounts, Policy [Policy Text Block]

Allowance for Doubtful Accounts

The Company evaluates the collectability of its accounts receivable based on a combination of factors. Where we are aware of circumstances that may impair a specific customer’s ability to meet its financial obligations, we record a specific allowance against amounts due. For all other customers, we recognize allowances for doubtful accounts based on the length of time the receivables are outstanding, the current business environment and its historical experience. Accounts are written off when deemed uncollectible. Recoveries of accounts receivable previously written off are recorded when received. As such, we present trade receivables at their net estimated realizable value through use of the allowance for doubtful accounts.

Property, Plant and Equipment, Policy [Policy Text Block]

Property and Equipment

Property and equipment are stated at cost and depreciated on a straight-line basis over the shorter of their estimated useful lives or related contract terms beginning in the year the asset was placed into service.

	Years
Computer equipment and software		3.0
Leasehold improvements	5.0	-	11.0
Furniture and fixture		7.0
Office equipment		5.0
Buildings		39.5

Normal repair and maintenance costs are expensed as incurred. We write off depreciated assets that are no longer in service.

Leasehold improvements are amortized over the lesser of the lease term or the estimated useful life of the improvements and such amortization is included in depreciation and amortization expense.

We evaluate long-lived assets, which include leasehold improvements and equipment subject to amortization, for impairment whenever events or changes in business circumstances indicate that the carrying value of an asset may not be recoverable. An impairment loss will be recognized when the aggregate of estimated undiscounted future cash flows expected to result from the use and the eventual disposition of the long-lived assets less than its carrying amount. Impairment, if any, is determined based on the fair value of the long-lived asset.

There were no impairment charges recognized during the years ended years ended  December 31, 2021, 2020, and 2019, respectively.

We evaluate the portion of depreciation and amortization expense attributable to cost of revenue based on organizational headcount directly attributable to the generation of revenue. Based on this evaluation, we have determined that depreciation and amortization attributable to cost of revenue is not material; therefore, the full expense has been recorded in operating expenses in the consolidated statements of operations.

Deferred Charges, Policy [Policy Text Block]

Deferred Contract Costs

We defer sales commissions earned by its sales force that are considered to be incremental and recoverable costs of obtaining SaaS, term license and support, service, perpetual license and maintenance contracts. We have structured commissions plans such that the commission rate paid on renewal contracts are less than those paid on the initial contract; therefore, it is determined that the renewal commissions are not commensurate with the initial commission. We determine the estimated average customer relationship period and average renewal term utilizing a portfolio approach. Deferred costs are periodically reviewed for impairment.

Amortization of deferred contract costs of $9.5 million, $10.5 million and $7.7 million for the years ended December 31, 2021, 2020 and 2019 respectively, is included as a component of sales and marketing expenses in our consolidated statements of operations. Deferred contract costs recognized as a contract asset on our balance sheet was $38.9 million and $31.9 million at December 31, 2021 and December 31, 2020, respectively.

Software to be Sold, Leased, or Otherwise Marketed and Internal Use Software, Policy [Policy Text Block]

Software Development Costs

Costs incurred in the development of new software products and enhancements to existing software products to be accounted for under software revenue recognition guidance are accounted for in accordance with ASC 985-20, Costs of Software to be Sold, Leased, or Marketed, or ASC 985-20. These costs, consisting primarily of salaries and related payroll costs, are expensed as incurred until technological feasibility has been established. After technological feasibility is established, costs are capitalized in accordance with ASC 985-20. Company’s primary on-premises product is DocAve which is within the scope of subtopic 985-20. DocAve has been on the market since 2002. Typically, the economic life of software produced is less than 5 years. As such, any costs subject to capitalization under ASC 985-20 would be fully amortized at this time. As a result, no internally generated software development costs have been capitalized as of December 31, 2021 or December 31, 2020.

We account for costs to develop or obtain internal-use software and implementation costs incurred in hosting arrangements in accordance with ASC 350-40, Internal-Use Software, or ASC 350-40. We also account for costs of significant upgrades and enhancements resulting in additional functionality under ASC 350-40. These costs are primarily software purchased for internal-use, purchased software licenses, implementation costs, and development costs related to our hosted product, which is accessed by customers on a subscription basis. Costs incurred for maintenance, training, and minor modifications or enhancements are expensed as incurred. Internal-use software is amortized on a straight-line basis over its estimated useful life, which is generally three years. Management evaluates the useful lives of these assets on an annual basis and tests for impairment whenever events or changes in circumstances occur that could impact the recoverability of these assets. Internally developed software costs required to be capitalized as defined by the accounting guidance are not material to our consolidated financial statements.

Revenue from Contract with Customer [Policy Text Block]

Revenue Recognition

We derive revenue from four primary sources: SaaS, term license and support, services, and maintenance.

The following table presents our revenue by source:

	For the Year Ended
	December 31,
	2021	2020	2019
	(in thousands)
Revenue:
SaaS	$ 85,580	$ 52,074	$ 27,744
Term license and support	50,970	38,949	26,985
Services	31,919	34,140	26,662
Maintenance	21,022	23,462	29,122
Perpetual license	2,418	2,908	5,586
Total revenue	$ 191,909	$ 151,533	$ 116,099

Term license and perpetual license revenue recognized at point in time was $39.7 million, $32.4 million and $26.3 million for the years ended  December 31, 2021, 2020, and 2019, respectively. The remaining revenue amount is recognized over time.

Our sources of revenue mainly include:

•

SaaS and term license and support revenue includes revenue from sale of SaaS and term license and support, versions of our software and related customer support. SaaS revenue is recognized ratably over the term of the of the contract. Term License revenue includes distinct on-premises license and support performance obligations. The license is generally recognized upfront at the point in time when the software is made available to the customer to download and use, and the support is recognized ratably over the term of the of the contract.

•

Perpetual license revenue is recognized up front upon delivery of the licensed product and/or the utility that enables the customer to access authorization keys, provided that an enforceable contract has been received. Typically, our perpetual licenses are sold with post-contract support (PCS), which includes unspecified technical enhancements and customer support. Revenue from PCS is classified as maintenance revenue and is recognized ratably over the term of the contract, which is typically one year, as we satisfy the PCS performance obligation.

•

Services revenue includes revenue derived primarily from the implementation of software, training, consulting, and migrations. We also offer license customization and managed services. Services revenue from implementation, training, consulting, migration, and license customization is recognized by applying a measure of progress, such as labor hours to determine the percentage of completion of each contract. Services revenue from managed services is recognized ratably on a straight line basis over the contract term.

ASC 606 is a single standard for revenue recognition that applies to all of our SaaS, term license and support, services, perpetual license and maintenance arrangements and generally requires revenue to be recognized upon the transfer of control of promised goods or services provided to its customers, reflecting the amount of consideration it expects to receive for those goods or services. Pursuant to ASC 606, revenue are recognized upon the application of the following steps:

•	identification of the contract, or contracts, with a customer;

•	identification of the performance obligations in the contract;

•	determination of the transaction price;

•	allocation of the transaction price to the performance obligations in the contract; and

•	recognition of revenue when, or as, the contractual performance obligations are satisfied.

The timing of revenue recognition may differ from the timing of invoicing to our customers. We record an unbilled receivable when revenue is recognized prior to invoicing. Current unbilled receivable is included in accounts receivable, net in the consolidated balance sheets. We record deferred revenue in the consolidated balance sheets when cash is collected or invoiced before revenue is earned. Our standard payment terms are generally net 30 days. Invoices for SaaS, term license and support and maintenance are generally issued annually in advance or when the license is made available for customer use. Invoices for license contracts are generally issued when the license is available for the customer for download. Services are generally invoiced in advance or as the services are performed.

Total deferred revenue as of December 31, 2020 was $74.7 million, of which $62.1 million was recognized as revenues for the year ended December 31, 2021.

The opening and closing balances of the Company’s accounts receivable, net, deferred revenue and deferred contract costs are as follows:

	Accounts		Deferred
	receivable,	Deferred	contract
	net (1)	revenue	costs
	(in thousands)
Opening (January 1, 2020)	$43,619	$60,600	$28,351
Closing (December 31, 2020)	53,749	74,688	31,943
Increase/(decrease)	10,130	14,088	3,592

Opening (January 1, 2021)	$53,749	$74,688	$31,943
Closing (December 31, 2021)	61,335	82,332	38,926
Increase/(decrease)	7,586	7,644	6,983

(1) Accounts receivable, net is inclusive of accounts receivable, net of allowance for doubtful accounts, current unbilled receivables and long-term unbilled receivables.

Our revenue arrangements generally include standard warranty or service level provisions that its arrangements will perform and operate in all material respects as defined in the respective agreements, the financial impacts of which have historically been and are expected to continue to be insignificant. Our arrangements generally do not include a general right of return relative to the delivered products or services. We recognize revenue net of any taxes collected from customers, which are subsequently remitted to governmental authorities.

Many of our contracts include multiple performance obligations. Judgment is required in determining whether each performance obligation is distinct. Our products and services generally do not require a significant amount of integration or interdependency; therefore, the Company’s products and services are generally not combined. We allocate the transaction price for each contract to each performance obligation based on the relative standalone selling price (“SSP”) for each performance obligation within each contract.

We use judgment in determining the SSP for products and services. For substantially all performance obligations except term licenses, we are able to establish the SSP based on the observable prices of products or services sold separately in comparable circumstances to similar customers. We typically establish an SSP range for our products and services which is reassessed on a periodic basis or when facts and circumstances change. Term license are sold only as a bundled arrangement that includes the rights to a term license and support.

In determining the SSP of license and support in a term license arrangement we applied observable inputs using the value relationship between support and term license, the value relationship between support and perpetual licenses, the average economic life of our products, software renewals rates and the price of the bundled arrangement  in relation to the perpetual licensing approach. Using a combination of the relative fair value method or the residual value method the SSP of the performance obligations in an arrangement was allocated to each performance obligation within a sales arrangement.

As of December 31, 2021, transaction price allocated to remaining performance obligations, which includes deferred revenue and amounts that will be invoiced and recognized as revenue in future periods, was $201.1 million, of which $147.1 million is related to SaaS and term license and support revenue. We expect to recognize approximately 76% of the total transaction price allocated to remaining performance obligations over the next twelve months and the remainder thereafter.

We utilize indirect sales channels which utilize Channel Partners. These deals are executed in one of two ways:

1.	Channel Partner as Customer

In the first form of these arrangements, the Channel Partner purchases the products from us at a discounted price and resells the products to end users at a price determined by the Channel Partner. In this scenario, the Channel Partner is the entity that has contracted with us and therefore is determined to be our customer. We recognize revenue when control of the goods and/or services are transferred to the customer. In this first form of the sales transaction, revenue recognition occurs upon transfer to the Channel Partner (acting as reseller) or as directed by the Channel Partner's (acting as reseller's) to its customer.

2.	End User as Customer

In the second form, we bill the end user and the Channel Partner receives a commission. Upon analysis of deals executed through the second form of these channels, we determined that the end user represents our customer due to the fact that the end user purchased goods and/or services that are outputs of our ordinary activities. Consequently, Channel Partners utilized in deals executed through this second model are deemed to be agents of the transaction. In this second form of these arrangements, we recognize revenue upon transfer of the goods and/or services to the end user.

Share-based Payment Arrangement [Policy Text Block]

Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to employees. To date, we have issued both stock options and restricted stock units ("RSUs'). With respect to equity-classified awards, the Company measures stock-based compensation cost at the grant date based on the estimated fair value of the award and recognizes the cost as expense ratably (net of estimated forfeitures) over the requisite service period. With respect to liability-classified awards, the Company measures stock-based compensation cost at the grant date and at each reporting period based on the estimated fair value of the award. Stock-based compensation cost is recognized ratably over the requisite service period, net of actual forfeitures in the period.

We estimate the fair value of stock options using a Black-Scholes valuation model. The Black-Scholes model requires highly subjective assumptions in order to derive the inputs necessary to the calculate the fair value of stock options. To estimate the expected term of stock options, the Company considered contractual terms of the options, including the vesting and expiration periods, as well as historical option exercise data and current market conditions to determine an estimated expected term. The Company’s historical experience is too limited to be able to reasonably estimate expected term. Expected volatility is based on historical volatility of a group of peer entities. Dividend yields are based upon historical dividend yields. Risk-free interest rates are based on the implied yields currently available on U.S. Treasury zero coupon issues with a remaining term equal to the expected term.

Income Tax, Policy [Policy Text Block]

Income Taxes

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to difference between financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be applied to taxable income in the years in which those temporary differences are expected to be recovered or settled.

We recognize liabilities for uncertain tax positions taken or expected to be taken in income tax returns. Accrued interest and penalties related to unrecognized tax benefits are recognized as part of the provision for income taxes. Judgment is required in determining the provision for income taxes, deferred tax assets and liabilities and unrecognize tax benefits. In determining the need for a valuation allowance, the historical and projected financial performance of the operation that is recording a net deferred tax asset is considered along with any other pertinent information.

We file income tax returns in the U.S. federal, various states and foreign jurisdictions. The tax years 2017 through 2020 are open and subject to audit by US federal, state and local authorities. The tax years 2011 through 2020 are open and subject to audit by foreign tax jurisdictions.

Redeemable Noncontrolling Interest [Policy Text Block]

Redeemable Noncontrolling Interest

At December 31, 2021 and 2020, we owned approximately 76.09% and 77.78%, respectively, and AEPL PTE. LTD. (“AEPL”) owned 23.91% and 22.22%, respectively, of AvePoint EduTech Pte. Ltd.. (“EduTech”). As part of AEPL’s investment in EduTech, we granted AEPL a put option which allows AEPL to cause us to repurchase AEPL’s shares in EduTech at any time between December 24, 2022 and December 24, 2023 at a price equal to AEPL’s initial investment. Consequently, we record redeemable noncontrolling interest as mezzanine equity in our consolidated balance sheets. At each reporting period, we increase the carrying amount of the redeemable noncontrolling interest by periodic accretions using the interest method so that the carrying amount will equal the redemption amount on the date that the put option becomes exercisable, and adjustments to the value are recorded as net income attributable to and accretion of redeemable noncontrolling interest on consolidated statements of mezzanine equity and stockholders' equity (deficiency).

Emerging Growth Company [Policy Text Block]

Emerging Growth Company

We are considered an emerging growth company. Section 102(b)(1) of the Jobs Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. We have elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, we, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard.

New Accounting Pronouncements, Policy [Policy Text Block]

Recent Accounting Pronouncements

In August 2020, the FASB issued ASU 2020-06, “Debt — Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging — Contracts in Entity’s Own Equity (Subtopic 815 — 40)” (“ASU 2020-06”). ASU 2020-06 simplifies the accounting for certain financial instruments with characteristics of liabilities and equity, including convertible instruments and contracts on an entity’s own equity. The ASU is part of the FASB’s simplification initiative, which aims to reduce unnecessary complexity in U.S. GAAP. The amendments in this ASU are effective for entities eligible to be smaller reporting companies for fiscal years beginning after December 15, 2023. We are currently evaluating the impact ASU 2020-06 will have on our consolidated financial statements.

In December 2019, the FASB issued ASU 2019-12, Income Taxes (ASC 740): Simplifying the Accounting for Income Taxes (ASU 2019-12), which is intended to simplify various areas related to the accounting for income taxes and improve consistent application of ASC 740. The amendments in this ASU are effective for EGC entities, which elected to take advantage of the extended transition period, for fiscal years beginning after December 15, 2021. Early adoption of the amendments is permitted, including adoption in any interim period for public business entities for periods for which financial statements have not yet been issued and all other entities for periods for which financial statements have not yet been made available for issuance. We are currently evaluating the impact of its pending adoption of ASU 2019-12 on our consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (ASC 842) and subsequently issued amendments to the initial guidance: ASU 2017-13, ASU 2018-10, ASU 2018-11, ASU 2018-20, ASU 2019-01, ASU 2019-10, ASU 2020-02, ASU 2020-05 and ASU 2021-05 (collectively, ASC 842). ASC 842 requires companies to generally recognize on the balance sheet operating and financing lease liabilities and corresponding right-of-use assets. ASC 842 is effective for EGC entities, which elected to take advantage of the extended transition period, for fiscal years beginning after December 15, 2021. ASC 842 must be adopted using a modified retrospective method and its early adoption is permitted. The Company is currently evaluating the impact of adoption of this ASU on its consolidated financial statements. While the Company generally expects the financial records to be impacted by the requirements highlighted above, the Company cannot reasonably estimate the impact that adoption of the ASUs referenced in this announcement is expected to have on the financial statements at this time.

In January 2016, the FASB issued ASU 2016-13, “Financial Instruments — Credit Losses on Financial Instruments,” which replaces incurred loss methodology to estimate credit losses on financial instruments with a methodology that reflects expected credit losses. This amendment affects entities holding financial assets that are not accounted for at fair value through net income including trade receivables. Subsequently FASB issued ASU 2020-02 which deferred the adoption date. The amendments in this ASU are effective for EGC entities, which elected to take advantage of the extended transition period, for fiscal years beginning after December 15, 2022. Early application of the amendments is permitted. The Company is currently evaluating the impact of adoption of this ASU on its consolidated financial statements.

While we generally expect the financial records to be impacted by the requirements highlighted above, we cannot reasonably estimate the impact that adoption of the ASUs referenced in this announcement is expected to have on the financial statements at this time.